UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report: (Date of earliest event reported) January 22, 2018

                           UNITED CANNABIS CORPORATION
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               (Exact name of registrant as specified in charter)

                                    Colorado
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         (State or other Jurisdiction of Incorporation or Organization)

                            301 Commercial Road, Unit D
      000-54582                  Golden, CO 80401           46-5221947
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 (Commission File      (Address of Principal Executive   (IRS Employer
       Number)                 Offices and Zip Code       Identification Number)

                                 (303) 386-7321
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              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 24, 2018 the Company entered into a non-exclusive licensing agreement with an affiliate of Harborside Health Association LLC.

     The license provided Harborside with the rights to the Company's technology which will enable Harborside to manufacture and distribute its proprietary line of products. In consideration for the license, Harborside will pay the Company the greater of:

     o 5% of the gross price paid by Harborside for the manufacture of the products; or

     o 2.5% of the wholesale price received by Harborside from the sale of the products.

     For purposes of the agreement, the "wholesale price" for any product means the gross price obtained by a distributor licensed by Harborside from the sale of any products in an arm's length transaction with another distributor or retailer, excluding cannabis tax payments for remittance to taxing authorities; and, for non-arm's length sales, the average price which could have been obtained in an arm's length transaction.

     The technology licensed to Harborside covers the Company's patented methods of extracting, preparing and using cannabis.

     The agreement has a term of three years.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITED CANNABIS CORPORATION


Dated:  January 26, 2018              By: /s/ Chad Ruby
                                          ------------------------------------
                                          Chad Ruby
                                          Chief Operating Officer